ALLIANCEBERNSTEIN CAP FUND, INC.

-AllianceBernstein U.S. Strategic Research Portfolio

-AllianceBernstein International Focus 40 Portfolio

Supplement dated June 28, 2013 to the Prospectus (the “Prospectus”) dated November 1, 2012 for The AllianceBernstein Growth Funds.

On or about June 27, 2013, the AllianceBernstein U.S. Strategic Research Portfolio and AllianceBernstein International Focus 40 Portfolio made liquidating distributions to their shareholders and ceased operations. Accordingly, shares of these Funds are no longer offered for purchase.

This Supplement should be read in conjunction with the Prospectus.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0101-0613II